UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500
Englewood, Colorado            80112
(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq	(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01. Completion of Acquisition or Disposition of Assets.
Evergreen Transaction
On August 26, 2026, Red Robin International, Inc., a Nevada corporation (“RRI”) and wholly owned subsidiary of Red Robin Gourmet Burgers, Inc. (the “Company”), completed the previously announced sale to Evergreen Dining LLC, a Washington limited liability company (“Evergreen”), of certain assets related to 30 company-owned Red Robin restaurants located in Washington and Western Idaho, and Evergreen assumed certain liabilities related to those restaurants, for an aggregate purchase price of $23.5 million in cash, subject to customary adjustments (the “Evergreen Transaction”). The Evergreen Transaction was completed pursuant to the Asset Purchase Agreement, dated as of May 27, 2026, between RRI and Evergreen (the “Evergreen APA”). Evergreen will operate the restaurants as franchised Red Robin locations pursuant to long-term franchise agreements entered into between RRI and Evergreen at closing.
Op Burgers Transaction
On August 31, 2026, RRI completed the first of two closings contemplated by the previously announced Asset Purchase Agreement, dated as of June 11, 2026, between RRI and Op Burgers, LLC, a Delaware limited liability company (“Op Burgers”) (the “Op Burgers APA”), pursuant to which RRI agreed to sell to Op Burgers certain assets related to 69 company-owned Red Robin restaurants located across Indiana, Kentucky, Maryland, North Carolina, Ohio, Pennsylvania, South Carolina and Virginia, and Op Burgers agreed to assume certain liabilities related to those restaurants, for an aggregate purchase price of $62.5 million in cash, subject to customary adjustments (the “Op Burgers Transaction”). At the first closing, RRI sold to Op Burgers certain assets related to 61 of the 69 restaurants, and Op Burgers assumed certain liabilities related to those restaurants, for cash proceeds of approximately $55.9 million, subject to customary adjustments. The closing of the sale of the remaining eight restaurants is expected to occur before the end of RRI’s 2026 fiscal year, following the transfer of the applicable liquor licenses. RRI expects to receive approximately $6.6 million in additional cash proceeds at the second closing, subject to customary adjustments. Following the applicable closing for each restaurant, Op Burgers will operate the restaurants as franchised Red Robin locations pursuant to long-term franchise agreements between RRI and Op Burgers.
Kuber Transaction
On August 31, 2026, RRI completed the previously announced sale to Kuber Oregon, LLC, an Oregon limited liability company, and Kuber Washington, LLC, a Washington limited liability company (collectively, “Kuber”), of certain assets related to 17 company-owned Red Robin restaurants located in Oregon and Washington, and Kuber assumed certain liabilities related to those restaurants, for an aggregate purchase price of $10.0 million in cash, subject to customary adjustments (the “Kuber Transaction,” and together with the Evergreen Transaction and the Op Burgers Transaction, the “Transactions”). The Kuber Transaction was completed pursuant to the Asset Purchase Agreement, dated as of June 11, 2026, between RRI and Kuber (the “Kuber APA,” and together with the Evergreen APA and the Op Burgers APA, the “Asset Purchase Agreements”). Kuber will operate the restaurants as franchised Red Robin locations pursuant to long-term franchise agreements entered into between RRI and Kuber at closing.
General
The Company will use the net proceeds from the Transactions primarily to repay outstanding borrowings under its credit facility and for general corporate purposes.
The foregoing descriptions of the Asset Purchase Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Evergreen APA, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2026, the full text of the Op Burgers APA, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 15, 2026, and the full text of the Kuber APA, which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 15, 2026, each of which is incorporated herein by reference.
ITEM 7.01. Regulation FD Disclosure.
On September 1, 2026, the Company issued a press release announcing the completion of the Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.
The information in this Item 7.01, including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement Regarding Forward-Looking Statements
Forward-looking statements in this Current Report on Form 8-K regarding the Transactions, including the anticipated timing and completion of the remaining restaurants expected to close; the Company’s intended use of proceeds; the operation of the restaurants as franchised locations following closing; and all other statements that are not historical facts are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “could,” “should,” “will,” “outlook,” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the statements, including but not limited to the following: the possibility that the conditions to the remaining restaurants expected to close are not satisfied on a timely basis or at all; the Company’s ability to successfully complete tactical refranchising initiatives and on favorable terms; the possibility that the Company may not fully realize the projected benefits of the Transactions, including the anticipated amount and use of proceeds; business disruption following the Transactions; the impact of the Transactions on the Company’s relationships with employees, franchisees, suppliers, landlords, and other third parties; the ability to extend or refinance maturing indebtedness; the adequacy of cash flows and the cost and availability of capital or credit facility borrowings; the ability to service debt and comply with credit facility covenants; costs associated with lease obligations, including potential contingent lease liability; changes in consumer behavior or preference; geographic concentration in the Western United States; and actions taken by franchisees that could harm the Company’s business or reputation. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements and risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the SEC.
ITEM 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the Transactions, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:
• Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 12, 2026;
• Unaudited Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended December 28, 2025;
• Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twenty-eight weeks ended July 12, 2026; and
• Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 1, 2026
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

Date: September 1, 2026

By:	/s/ Mark Graff
Name:	Mark Graff
Title:	Chief Financial Officer and Principal Accounting Officer

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